Defined Contribution Plan	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Defined Contribution Plan

Note 23.   Defined Contribution Plans

For U.S. employees, the Company began sponsoring a 401(k) plan that provides for a 100.0% employer matching contribution of the first 4.0% of eligible pay that the employee contributed to the plan. Employees are immediately 100.0% vested in the Company’s non-discretionary contribution to the 401(k) plan.

Timios sponsors a 401(k) plan that provides for discretionary non-matching employer contributions. Employees of Timios are immediately 100.0% vested in Timios’s discretionary contribution to the 401(k) plan so long as they are employed on the last day of the plan year. Exceptions to the last day requirement are made for those who leave employment due to retirement, disability, authorized leave of absence, or death.

The Company paid total matching and discretionary 401(k) contributions of $0.1 million, $0.1 million and $0.0 million in the years ended December 31, 2021, 2020 and 2019, respectively.

Full time employees in the PRC and Malaysia participate in government-mandated defined contribution plans pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Company to make contributions based on certain percentages of the employees’ basic salaries. Other than such contributions, there is no further obligation under these plans. The total contributions for such PRC and Malaysia employee benefits were $0.7 million, $0.4 million and $0.4 million in the years ended December 31, 2021, 2020 and 2019, respectively.